UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2023

CLOVER HEALTH INVESTMENTS, CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39252	98-1515192
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3401 Mallory Lane, Suite 210
Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 432-2133

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CLOV	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2023, the Board of Directors of Clover Health Investments, Corp. (the “Company”) appointed Mr. Terrence Ronan as Interim Chief Financial Officer, including as principal financial officer and principal accounting officer, effective as of January 27, 2024. In order to ensure a smooth transition of responsibilities, Mr. Ronan will join the Company as Interim Senior Vice President of Finance effective as of January 2, 2024, and will serve in that role until becoming the Interim Chief Financial Officer on January 27, 2024, following Scott J. Leffler’s previously announced departure as Chief Financial Officer.

Mr. Ronan, age 64, has served as an independent contractor of AlixPartners, LLP since 2023. He has also served as Executive Vice President and Chief Financial Officer of Purdue Pharma L.P. from 2021 to 2023. He also served as Executive Vice President and Chief Financial Officer of Atlantic Power Corporation from 2012 to 2021, and as Managing Director of Plains All American Pipeline, L.P. from 2011 to 2012. Mr. Ronan holds a B.S. from Bates College and a M.B.A. from the University of Michigan, and he is a certified public accountant (inactive).

Mr. Ronan’s services as Interim Chief Financial Officer will be provided pursuant to an arrangement with Alix Partners, LLP, under which the Company will pay AP Services, LLC, a subsidiary of AlixPartners, LLP, a monthly fee of $195,000, in exchange for Mr. Ronan’s services. There are no family relationships between Mr. Ronan and any director or executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Clover Health Investments, Corp.

Date:	December 27, 2023	By:	/s/ Scott J. Leffler
		Name:	Scott J. Leffler
		Title:	Chief Financial Officer